UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2012

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2012, Hartford Life, Inc. ("Seller"), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the "Company"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") to sell to Prudential Financial, Inc. ("Buyer") the Company’s assets relating to its individual life insurance business (the "Business") for cash consideration of $615 million. The consideration will be allocated between ceding commissions paid to Cedants in connection with Reinsurance Agreements (as defined below) and the purchase price paid to Seller in respect of other assets included in the transaction. The Company is also a party to the Purchase Agreement for certain limited purposes stated therein, including to guarantee the obligations of Seller under the Purchase Agreement for six years from the closing date (or such longer period to resolve any then pending claims).

In connection with the transaction, Buyer and the Cedants have agreed to enter into Reinsurance Agreements on the closing date. Each of (i) Hartford Life Insurance Company, (ii) Hartford Life and Annuity Insurance Company, and (iii) Hartford Life and Accident Insurance Company (collectively, "Cedants") shall cede to the Buyer insurance policies related to the Business. Such Reinsurance Agreements shall not relieve the Cedants of their primary liability to policyholders.

The Purchase Agreement and other transaction documents contain customary representations and warranties made by Seller and certain affiliates and customary covenants regarding the Business, and provide for indemnification, among other things, for breaches of those representations, warranties and covenants.

Closing of the transactions is subject to satisfaction or waiver of customary conditions, including approvals from applicable state departments of insurance.

Item 7.01 Regulation FD Disclosure.

On September 27, 2012, the Company issued a press release announcing the entry into the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Press Release of The Hartford Financial Services Group, Inc. dated September 27, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

September 27, 2012	By:	/s/ Christopher J. Swift

Name: Christopher J. Swift
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated September 27, 2012.